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                                  EXHIBIT 99.1

                            AGREEMENT OF JOINT FILING

Crescent International Limited, DMI Trust and GreenLight (Switzerland) SA agree that the Statement on 13G to which this Agreement is attached, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy the requirements of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Dated:  May 11, 2000
                          CRESCENT INTERNATIONAL LIMITED

                          By: GreenLight (Switzerland) SA, as Attorney-in-Fact


                          By: /s/ Melvyn Craw
                             Name:  Melvyn Craw
                             Title: Authorized Signatory


                          By: /s/ Maxi Brezzi
                             Name:  Maxi Brezzi
                             Title: Authorized Signatory


                          DMI TRUST

                          By: GreenLight (Switzerland) SA, as Attorney-in-Fact


                          By: /s/ Melvyn Craw
                             Name:  Melvyn Craw
                             Title: Authorized Signatory


                          By: /s/ Maxi Brezzi
                             Name:  Maxi Brezzi
                             Title: Authorized Signatory


                          GREENLIGHT (SWITZERLAND) SA


                          By: /s/ Melvyn Craw
                             Name:  Melvyn Craw
                             Title: Managing Director


                          By: /s/ Maxi Brezzi
                             Name:  Maxi Brezzi
                             Title: Director